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                                                                    Exhibit 10.2

                                                                       EXHIBIT A








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                          AGREEMENT AND PLAN OF MERGER





                          Dated as of February 28, 1999



                                  by and among



                         DUKE REALTY LIMITED PARTNERSHIP

                                       and

                               WEEKS REALTY, L.P.



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                                TABLE OF CONTENTS



                                                                                                               PAGE


ARTICLE I             THE MERGER.................................................................................1

         Section 1.1.      The Merger............................................................................1

         Section 1.3.      Effective Time........................................................................2

         Section 1.4.      Agreement of Limited Partnership......................................................2

         Section 1.5.      Partnership Approvals.................................................................2

ARTICLE II            EFFECTS OF THE MERGER......................................................................3

         Section 2.1.      Effect on Partner Interests...........................................................3

                  (a)      OP Units..............................................................................3

                  (b)      Exchange, Registration Rights.........................................................3

ARTICLE III           CONDITIONS PRECEDENT.......................................................................3

         Section 3.1.      Conditions to Each Party's Obligation to Effect the OP Merger.........................3

ARTICLE IV            TERMINATION, AMENDMENT AND WAIVER..........................................................4

         Section 4.1.      Termination...........................................................................4

         Section 4.2.      Effect of Termination.................................................................4

         Section 4.3.      Amendment.............................................................................4

         Section 4.4.      Extension; Waiver.....................................................................4

ARTICLE V             GENERAL PROVISIONS.........................................................................4

         Section 5.1.      Notices...............................................................................4

         Section 5.2.      Interpretation........................................................................5

         Section 5.3.      Counterparts..........................................................................5

         Section 5.4.      Entire Agreement; No Third-Party Beneficiaries........................................5

         Section 5.5.      GOVERNING LAW.........................................................................5

         Section 5.6.      Assignment............................................................................5

         Section 5.7.      Enforcement...........................................................................5


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         AGREEMENT AND PLAN OF MERGER (the "AGREEMENT"), dated as of February
28, 1999, by and among DUKE REALTY LIMITED PARTNERSHIP, an Indiana Limited Partnership ("DUKE OP") and WEEKS REALTY, L.P., a Georgia Limited Partnership ("WEEKS OP").

                                    RECITALS

         A. Duke Realty Investments, Inc., as the managing general partner of Duke OP, and Weeks Corporation (through its wholly owned subsidiary), as the general partner of Weeks OP each has determined that it is advisable and in the best interest of their respective partnerships and partners that upon the terms and subject to the conditions set forth in this Agreement, Weeks OP will merge with and into Duke OP with Duke OP being the surviving partnership in such merger (the "OP MERGER") and: (i) each issued and outstanding common unit of limited partnership interest in Weeks OP (the "WEEKS COMMON UNITS"), (ii) each issued and outstanding 8.0% Series A Cumulative Redeemable Preferred Partnership Unit in Weeks OP (the "WEEKS SERIES A PREFERRED UNITS"), (iii) each issued and outstanding 8.0% Series C Cumulative Redeemable Preferred Partnership Unit in Weeks OP (the "WEEKS SERIES C PREFERRED UNITS"), and (iv) each issued and outstanding 8.625% Series D Cumulative Redeemable Preferred Partnership Unit in Weeks OP (the "WEEKS SERIES D PREFERRED UNITS" and, collectively, with the Weeks Common Units, the Weeks Series A Preferred Units and the Weeks Series C Preferred Units, the "WEEKS OP UNITS") will be converted into the right to receive the OP Merger Consideration (as defined herein).

         B. The Boards of Directors of Duke Realty Investments, Inc., an Indiana corporation ("DUKE") and Weeks Corporation, a Georgia Corporation, ("WEEKS") each have determined that it is advisable and in the best interest of their respective companies and stockholders that upon the terms and subject to the conditions set forth in an agreement and plan of merger between Duke and Weeks executed on the date hereof and substantially in the form of Exhibit A hereto (the "REIT MERGER AGREEMENT"), Weeks will merge with and into Duke with Duke being the surviving corporation in such merger (the "REIT MERGER") and each issued and outstanding share of common stock, par value $.01 per share, of Weeks (the "WEEKS COMMON STOCK"), each issued and outstanding share of 8.0% Series A Cumulative Redeemable Preferred Stock, par value $.01 per share, of Weeks (the "WEEKS SERIES A PREFERRED STOCK") and each issued and outstanding share, if any, of 8.625% Series D Cumulative Redeemable Preferred Stock, par value $.01 per share, of Weeks (the "WEEKS SERIES D PREFERRED STOCK"), will be converted into the right to receive the applicable Merger Consideration (as defined in the REIT Merger Agreement);

         In consideration of the representations, warranties, covenants and agreements contained in this Agreement, the parties agree as follows:

                                    ARTICLE I

                                   THE MERGER

     Section 1.1. THE MERGER.

     a) Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time (as hereinafter defined), Weeks OP shall be merged with and into Duke OP in accordance with the Indiana Revised Uniform Limited Partnership Act (the "IRULPA") and the Georgia Revised Uniform Limited Partnership Act (the "GRULPA," and together with the IRULPA, the "GOVERNING LAWS"), whereupon the separate corporate existence of Weeks OP shall cease and Duke OP shall continue as the surviving limited partnership (the "SURVIVING OP").

     (b) The OP Merger shall have the effects set forth in the Governing Laws. Accordingly, from and after the Effective Time, the Surviving OP shall possess all the rights, privileges, powers and franchises and be subject to all of the restrictions, disabilities, liabilities and duties of Duke OP and Weeks OP.

     Section 1.2 CLOSING. The closing of the transactions contemplated by this Agreement (the "CLOSING") will take place at 10:00 a.m. New York City time on the second business day after satisfaction or waiver of the conditions set forth in Article III (the "CLOSING DATE"), at the offices of Rogers & Wells LLP, 200 Park Avenue, New York, New York 10166, unless another date or place is agreed to in writing by the parties.

     Section 1.3 EFFECTIVE TIME. On the Closing Date, the parties shall execute and file a Certificate of Merger in accordance with GRULPA and an Articles of Merger in accordance with IRULPA and shall make all other filings or recordings required with respect to the OP Merger under the Governing Laws. The OP Merger shall become effective at such time as the Certificate of Merger and Articles of Merger for the OP Merger have been duly filed with the Secretary of State of Georgia and the Secretary of State of Indiana, respectively, or at such other time or times as may be agreed by Duke OP and Weeks OP and specified in the Certificate of Merger and Articles of Merger (the time the OP Merger becomes effective being the "EFFECTIVE TIME"), it being understood that the parties shall cause the Effective Time to occur on the Closing Date.

     Section 1.4 AGREEMENT OF LIMITED PARTNERSHIP. The second amended and restated agreement of limited partnership of Duke OP, as amended in accordance with Section 5.17 of the REIT Merger Agreement, shall become the agreement of limited partnership (the "DUKE OP AGREEMENT") of the Surviving OP upon the occurrence of the Effective Time until further amended in accordance with applicable Indiana law.

     Section 1.5  PARTNERSHIP APPROVALS

     (a) Weeks OP represents and warrants to Duke OP that as of the date of this Agreement it has obtained all the written consents of the holders of Weeks OP Units required to approve the OP Merger and this Agreement and the transactions contemplated by this Agreement (the "WEEKS OP APPROVALS").


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     (b) Duke OP represents and warrants to Weeks OP that as of the date of this
Agreement it has obtained all the written consents of the holders of Duke OP Units required to approve the OP Merger and this Agreement and the transactions contemplated by this Agreement (the "DUKE OP APPROVALS").

                                   ARTICLE II

                              EFFECTS OF THE MERGER

     Section 2.1  EFFECT ON PARTNER INTERESTS.

     (a) OP UNITS. At the effective time of the OP Merger: (i) each issued and outstanding Weeks Common Unit shall be converted, by virtue of the OP Merger, automatically and without any action on the part of any holder thereof, into
1.38 common units of limited partnership interest in Duke OP (the "DUKE COMMON UNITS"); (ii) each issued and outstanding Weeks Series A Preferred Unit shall be converted, by virtue of the OP Merger, automatically and without any action on the part of any holder thereof, into 1/1000 of one 8.0% Series F Cumulative Redeemable Preferred Units in Duke OP (the "DUKE SERIES F PREFERRED UNITS"),
(iii) each issued and outstanding Weeks Series C Preferred Unit shall be converted, by virtue of the OP Merger, automatically and without any action on the part of any holder thereof, into 1/1000 of one 8.0 % Series G Cumulative Redeemable Preferred Units in Duke OP (the "DUKE SERIES G PREFERRED UNITS"), and
(iv) each issued and outstanding Weeks Series D Preferred Unit shall be converted, by virtue of the OP Merger, automatically and without any action on the part of any holder thereof, into 1/1000 of one 8.625% Series H Cumulative Redeemable Preferred Units in Duke OP (the "DUKE SERIES H PREFERRED UNITS" and, collectively, with the Duke Common Units, the Duke Series F Preferred Units, and the Duke Series G Preferred Units, the "DUKE OP UNITS") (the "OP MERGER CONSIDERATION") and all Weeks OP Units shall cease to be outstanding and shall automatically be cancelled and retired and all rights with respect thereto shall cease to exist.

     (b) EXCHANGE, REGISTRATION RIGHTS. Prior to and at the Effective Time Duke OP and Weeks OP shall take such actions (and shall cause Duke and Weeks to take such actions) as may be required so that:

          (i) The exchange rights granted to the limited partners of Weeks OP pursuant to the terms and conditions set forth in the Second Amended and Restated Agreement of Limited Partnership of Weeks OP, dated as of October 30, 1996, as amended, and all obligations thereunder shall be assumed by Duke OP as of such Effective Time (it being understood that following such effective time, the holders of Duke OP Units that were converted in the OP Merger from Weeks OP Units will have the right to require Duke OP to redeem their converted units for cash or common stock in Duke at the election of the General Partner of Duke OP); and

          (ii) the Registration Rights Agreements currently in effect, among Weeks, Weeks OP and the holders of Weeks OP Units and the obligations thereunder shall be assumed by Duke as of such Effective Time.


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                                   ARTICLE III

                              CONDITIONS PRECEDENT

     Section 3.1 CONDITIONS TO EACH PARTY'S OBLIGATION TO EFFECT THE OP MERGER. The respective obligations of Weeks OP and Duke OP to effect the OP Merger and to consummate the other transactions contemplated by this Agreement to occur on the Closing Date is subject to the satisfaction or waiver on or prior to the Effective Time of the conditions (other than the consummation of the OP Merger) and the performance of all the obligations by Weeks and Duke required pursuant to the REIT Merger Agreement in order to effect the REIT Merger and the other transactions contemplated thereunder.


                                   ARTICLE IV

                        TERMINATION, AMENDMENT AND WAIVER

     Section 4.1 TERMINATION. This Agreement may not be terminated at any time, provided that notwithstanding anything to the contrary contained herein, this Agreement shall terminate immediately upon termination of the REIT Merger Agreement.

     Section 4.2 EFFECT OF TERMINATION. In the event of termination of this Agreement as provided in Section 4.1, this Agreement shall forthwith become void and have no effect, without any liability or obligation on the part of Duke OP or Weeks OP.

     Section 4.3 AMENDMENT. This Agreement may be amended by the parties in writing by action of their respective general partners at any time.

     Section 4.4 EXTENSION; WAIVER. At any time prior to the Effective Time, each of Weeks OP and Duke OP may (a) extend the time for the performance of any of the obligations or other acts of the other party or (b) waive compliance with any of the agreements or conditions of the other party contained in this Agreement. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of those rights.

                                   ARTICLE V

                               GENERAL PROVISIONS

     Section 5.1 NOTICES. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given if delivered personally, sent by overnight courier (providing proof of delivery) to the parties or sent by telecopy (providing confirmation of transmission) at the following addresses or telecopy numbers (or at such other address or telecopy number for a party as shall be specified by like notice):



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     (a)  if to Duke OP, to

          Duke Realty Investments, Inc.
          8888 Keystone Crossing Ste 1200
          Indianapolis,IN 46240
          Attn: Darell E. Zink, Jr.
          Fax:  (317) 808 6794


          with a copy to:

          Duke Realty Investments, Inc.
          8888 Keystone Crossing Ste 1200
          Indianapolis, IN 46240
          Attn: John R. Gaskin
          Fax:  (317) 808 6790

          and with a copy to:

          Rogers & Wells LLP
          200 Park Avenue
          New York, NY  10166
          Attn: Robert E. King, Jr., Esq.
          Fax:  (212) 878-8375

     (b)  if to Weeks OP, to

          Weeks Corporation
          4497 Park Drive
          Norcross
          Georgia 30093
          Attn:  A. Ray Weeks, Jr.
          Fax:   (770) 717 3310

          with a copy to:

          Weeks Corporation
          4497 Park Drive
          Norcross
          Georgia 30093
          Attn:  Elizabeth C. Belden
          Fax:   (770)717 3310

     Section 5.2 INTERPRETATION. When a reference is made in this Agreement to a Section, such reference shall be to a Section of this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words


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"include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation."

     Section 5.3 COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

     Section 5.4 ENTIRE AGREEMENT; NO THIRD-PARTY BENEFICIARIES. This Agreement, and the other agreements entered into in connection with the transactions (a) constitute the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter of this Agreement and are not intended to confer upon any person other than the parties hereto any rights or remedies.

     Section 5.5 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF INDIANA , REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER APPLICABLE PRINCIPLES OF CONFLICT OF LAWS THEREOF.

     Section 5.6 ASSIGNMENT. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned or delegated, in whole or in part, by operation of law or otherwise by any of the parties without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

     Section 5.7 ENFORCEMENT. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States located in the State of Indiana or in any Indiana State court, this being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties hereto (a) consents to submit itself (without making such submission exclusive) to the personal jurisdiction of any federal court located in the State of Indiana or any Indiana State court in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement and (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court.


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         IN WITNESS WHEREOF, Duke OP and Weeks OP have caused this Agreement to be signed by their respective officers thereunto duly authorized, all as of the date first written above.

                                               DUKE REALTY LIMITED PARTNERSHIP

                                               By:
                                                  ------------------------------
                                                    Name:
                                                    Title:

                                               WEEKS REALTY, L.P.

                                               By:
                                                  ------------------------------
                                                    Name:
                                                    Title:


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